Note 10 - Retirement Plans - Net Periodic Benefit Cost (Details) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2020	Mar. 31, 2019
Service cost including administration	$ 9,935	$ 9,646
Interest cost	9,064	9,131
Expected return on plan assets	(16,746)	(15,104)
Amortization of net loss	579	1,597
Prior service cost	120	119
Net periodic benefit cost	2,952	5,389
Settlement/curtailment expense	118
Net periodic benefit cost with curtailment	$ 3,070	$ 5,389